UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 24, 2022
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GREEN PLAINS INC.
(Exact name of registrant as specified in its charter)
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Iowa	001-32924	84-1652107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of Principal Executive Offices) (Zip Code)
(402) 884-8700
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 24, 2022, Green Plains Inc. (the “Company”) entered into a privately negotiated exchange agreement (the “Exchange Agreement”) with certain noteholders (the “Noteholders”) of the Company’s 4.125% Convertible Senior Notes due in 2022 (the “2022 Notes”), pursuant to which the Noteholders have agreed to exchange $13.55 million in aggregate principal amount of the Company’s outstanding 2022 Notes for shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). Pursuant to the Exchange Agreement, the number of shares of Common Stock to be issued by the Company to the Noteholders upon consummation of the exchange will be 487,616 shares of Common Stock. The Company has agreed to pay the Noteholders accrued but unpaid interest on the 2022 Notes in cash. The Company expects to complete the exchange by August 26, 2022, subject to customary closing conditions.
The exchange of treasury shares of Common Stock for the 2022 Notes is being made pursuant to an exemption from registration provided in Section 3(a)(9) of the Securities Act of 1993, as amended. This Current Report on Form 8-K does not constitute an offer to exchange the 2022 Notes or other securities of the Company for Common Stock or other securities of the Company.
The description of the Exchange Agreement is qualified in its entirety by reference to the form of Exchange Agreement, which is filed as Exhibit 10.1, to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.02. Unregistered Sale of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit

10.1	Exchange Agreement, dated August 24, 2022, by and between Green Plains Inc and the applicable Noteholders.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

Date: August 25, 2022	By:	/s/ G. Patrich Simpkins Jr.
G. Patrich Simpkins Jr.
Chief Financial Officer (Principal Financial Officer)